UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On April 29, 2014, The GEO Group, Inc. (“GEO” or the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the quarter ended March 31, 2014, updating its financial guidance for full year 2014 and issuing its financial guidance for the second quarter 2014. A copy of the Earnings Press Release is furnished hereto as Exhibit 99.1. GEO also held a conference call on April 29, 2014 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.3.

In the Earnings Press Release, GEO provided Net Operating Income, EBITDA, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations and Adjusted Funds From Operations for the quarter ended March 31, 2014 and the comparable prior-year period that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses and real estate related operating lease expense. Net Operating Income is calculated as net income adjusted by subtracting equity in earnings of affiliates, net of tax, and by adding income tax provision, interest expense, net of interest income, depreciation and amortization expense, general and administrative expenses, and real estate related operating lease expense.

EBITDA is defined as net operating income adjusted by subtracting general and administrative expenses and real estate related operating lease expense and by adding equity in earnings of affiliates, pre-tax. Adjusted EBITDA is defined as EBITDA adjusted for net income/loss attributable to non-controlling interests, non-cash stock-based compensation expenses, and certain other adjustments as defined from time to time, including for the periods presented REIT conversion related expenses, pre-tax. Given the nature of GEO’s business as a real estate owner and operator, it believes that EBITDA and Adjusted EBITDA are helpful to investors as measures of its operational performance because they provide an indication of its ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into its business. GEO believes that by removing the impact of its asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDA and Adjusted EBITDA provide its investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. The adjustments GEO makes to derive the non-GAAP measures of EBITDA and Adjusted EBITDA exclude items which may cause short-term fluctuations in income from continuing operations and which GEO does not consider to be the fundamental attributes or primary drivers of its business plan and they do not affect GEO’s overall long-term operating performance. EBITDA and Adjusted EBITDA provide disclosure on the same basis as that used by GEO’s management and provide consistency in its financial reporting, facilitate internal and external comparisons of its historical operating performance and its business units and provide continuity to investors for comparability purposes.

Funds from Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented REIT conversion related expenses, net of tax.

Adjusted Funds from Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation and the amortization of debt costs and other non-cash interest and by subtracting recurring consolidated maintenance capital expenditures.

Because of the unique design, structure and use of GEO’s correctional facilities, it believes that assessing the performance of its correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. GEO has modified FFO to derive Normalized FFO and AFFO that meaningfully reflect its operations. GEO’s assessment of its operations is focused on long-term sustainability. The adjustments GEO makes to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in income from continuing operations but have no impact on GEO’s cash flows, or it does not consider them to be fundamental attributes or the primary drivers of GEO’s business plan and they do not affect GEO’s overall long-term operating performance.

GEO may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of GEO’s operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide GEO’s investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from income from continuing operations. GEO believes the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of GEO’s ability to fund capital expenditures and expand its business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by GEO’s management and provide consistency in its financial reporting, facilitate internal and external comparisons of its historical operating performance and its business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in GEO’s industry as a real estate investment trust.

The Earnings Press Release contains reconciliation tables for Net Operating Income, EBITDA and Adjusted EBITDA, Funds from Operations, Normalized Funds from Operations and Adjusted Funds from Operations.

GEO has presented in the Earnings Press Release certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDA and Adjusted Funds from Operations. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While GEO has provided a high level reconciliation for the guidance ranges for full year 2014, it is unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a consolidated substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 5	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Annual Meeting of Shareholders of GEO held on May 2, 2014, the shareholders of the Company approved The GEO Group, Inc. 2014 Stock Incentive Plan (the “2014 Plan”). The Board of Directors of the Company adopted the 2014 Plan, subject to shareholder approval. The 2014 Plan provides for the awards of incentive and non-qualified options, common stock, performance units, performance shares, performance share units, restricted stock, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants, as well as directors. The 2014 Plan is to be administered by a compensation committee composed of independent directors. The 2014 Plan is replacing the Company’s prior equity compensation plan, The GEO Group, Inc. 2006 Stock Incentive Plan (the “2006 Plan”).

The following is a brief description of the key features of the 2014 Plan:

Share Usage and Annual Run Rate. The 2014 Plan provides for a reserve of 3,083,353 shares, which consists of 2,000,000 new shares of common stock available for issuance and 1,083,353 shares of common stock that was available for issuance under the 2006 Plan prior to the 2014 Plan replacing it. The 2014 Plan also limits the number of shares awarded annually under the 2014 Plan, or the annual run rate, to a maximum of 3% of GEO’s total number of outstanding shares of common stock at any time during a fiscal year. In managing the annual run rate, the compensation committee will consider the potential negative impact on dilution of the granting of awards under the 2014 Plan. Any shares of common stock that the Company may repurchase from time to time will be factored into the compensation committee’s determination of awards under the 2014 Plan. Additionally, if any award under the 2006 Plan is cancelled, forfeited or terminated for any reason or is settled in cash, the shares of common stock that were subject to such award shall become available for awards under the 2014 Plan unless such shares were cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on a 2006 award.

Discounted Stock Options and Stock Appreciation Rights Prohibited. The 2014 Plan prohibits stock appreciation rights or stock option awards with an exercise price less than the fair market value of our common stock on the date of grant.

Re-pricing Without Shareholder Approval Prohibited. Without shareholder approval, the 2014 Plan prohibits the re-pricing of options and stock appreciation rights, the cancellation of such awards in exchange for new awards with a lower exercise price, the repurchase of such awards which have an exercise price that is higher than the then current fair market value of GEO’s common stock, or the cancellation of such awards and grant of substitution new awards as part of a strategy to materially enhance the position of the holder of such options or stock appreciation rights.

Inclusion of Minimum Vesting Provisions. With respect to awards that are subject only to a future service requirement, unless the compensation committee provides otherwise in an award agreement, (i) options and stock appreciation rights granted pursuant to the 2014 Plan will be subject to a four-year vesting schedule as follows: 20% of such options or stock appreciation rights will vest immediately and the remaining 80% of such options or stock appreciation rights will vest in equal annual increments over a four-year period following the date of grant, and (ii) all other awards that have vesting periods will vest in equal annual increments over a four-year period following the date of grant.

Shares Surrendered to Pay Taxes or Exercise Price for Stock Options Will Not Increase the Plan Reserve. Shares tendered to the Company for taxes or to pay the exercise price will not provide the Company with additional shares for the 2014 Plan.

Stock Appreciation Rights Settled in Shares Will Not be Counted on a Net Basis. Each stock-settled stock appreciation right will count as a full share against the 2014 Plan share reserve limit rather than the net gain realized upon exercise.

Fixed Plan Term. The 2014 Plan will expire ten years after shareholders approved the 2014 Plan. However, awards granted under the 2014 Plan may survive the termination of the 2014 Plan.

Limit on Stock Option Period. Stock appreciation rights and stock options will have a maximum term of ten years.

A copy of the 2014 Plan is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The GEO 2014 Annual Meeting of Shareholders was held on May 2, 2014. The following matters were voted on at the meeting: (1) the election of six directors for a term of one year and until their successors are duly elected and qualified, (2) the ratification of the appointment of Grant Thornton LLP to serve as GEO’s independent registered public accountants for the 2014 fiscal year, (3) the approval, in a non-binding advisory vote, of the compensation paid to GEO’s named executive officers, as disclosed in GEO’s Proxy Statement for the 2014 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion and (4) the approval of the 2014 Plan. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.      All of the Board’s director nominees were elected for a term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

	Votes For	Votes Withheld	Broker Non-Votes
Clarence E. Anthony	55,553,053	76,214	9,569,934
Norman A. Carlson	55,457,709	171,558	9,569,934
Anne N. Foreman	55,124,828	504,439	9,569,934
Richard H. Glanton	55,370,418	258,849	9,569,934
Christopher C. Wheeler	51,473,511	4,155,756	9,569,934
George C. Zoley	55,289,295	339,972	9,569,934

2.        The appointment of Grant Thornton LLP as GEO’s independent registered public accountants for the 2014 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For:	63,911,678
Against:	503,069
Abstain:	24,936
Broker Non-Votes:	—

3.        The shareholders approved, in a non-binding advisory vote, the compensation of GEO’s named executive officers, by the votes set forth in the table below:

For:	55,319,090
Against:	259,256
Abstain:	50,921
Broker Non-Votes:	9,569,934

4.        The shareholders approved the 2014 Plan, by the votes set forth in the table below:

For:	54,728,010
Against:	858,556
Abstain:	42,701
Broker Non-Votes:	9,569,934

A special meeting of shareholders of GEO was also —held on May 2, 2014. The following matters were voted on at the meeting: (1) the approval of the Agreement and Plan of Merger dated as of March 21, 2014, between the Company and The GEO Group REIT, Inc., a newly formed wholly owned subsidiary of GEO (the “Agreement and Plan of Merger”), which is being implemented in connection with GEO’s conversion to a real estate investment trust, or REIT, effective January 1, 2013 and (2) the adjournment of the special meeting, if necessary, for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal. The final voting results for each matter submitted to a vote of shareholders at the meeting are set forth below.

1.        The shareholders approved the Agreement and Plan of Merger, by the votes set forth in the table below:

For:	56,210,950
Against:	25,741
Abstain:	411,626
Broker Non-Votes:	—

2.        The shareholders approved an adjournment of the special meeting, if necessary, for further solicitation of proxies if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal, by the votes set forth in the table below:

For:	52,715,711
Against:	3,581,615
Abstain:	350,991
Broker Non-Votes:	—

It was not necessary to adjourn the special meeting as there were sufficient votes at the originally scheduled time of the special meeting to approve the Agreement and Plan of Merger. GEO expects to complete the merger by June 30, 2014.

Section 8	Other Events

Item 8.01.	Other Events.

On April 29, 2014, GEO issued a press release (the “Dividend Press Release”) announcing that its Board of Directors declared a quarterly cash dividend of $0.57 per share which will be paid on May 27, 2014 to shareholders of record as of the close of business on May 15, 2014. A copy of the Dividend Press Release is attached as Exhibit 99.2.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	The GEO Group, Inc. 2014 Stock Incentive Plan.

99.1	Press Release, dated April 29, 2014, announcing GEO’s financial results for the first quarter ended March 31, 2014.

99.2	Press Release, dated April 29, 2014, announcing GEO’s declaration of a quarterly cash dividend.

99.3	Transcript of Conference Call discussing GEO’s financial results for the first quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

May 5, 2014	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	The GEO Group, Inc. 2014 Stock Incentive Plan.

99.1	Press Release, dated April 29, 2014, announcing GEO’s financial results for the first quarter ended March 31, 2014.

99.2	Press Release, dated April 29, 2014, announcing GEO’s declaration of a quarterly cash dividend.

99.3	Transcript of Conference Call discussing GEO’s financial results for the first quarter ended March 31, 2014.

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